EXHIBIT 23.1





                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2003 in the Registration Statement on Form F-1 and the related Prospectus of On Track Innovations Ltd. for the registration of 2,765,362 shares of its ordinary shares.


                                            /s/ Luboshitz Kasierer

                                              Luboshitz Kasierer
                              An affiliate member of Ernst & Young International



Tel Aviv, Israel, September 11, 2003